Supplement dated October 17, 1995 to the Prospectus dated March 31, 1995 of Quest Cash Reserves, Inc. offered through Unified Management Corporation.

The following change is made to the section "Additional Information - Minimums".

The minimum account balance of $500 applies to all accounts whether maintained directly with the Fund or through a brokerage firm or other financial institution. The Fund may close accounts that fall below the $500 minimum upon 60 days notice to the shareholder.

QUEST CASH RESERVES.....................
 -----------------------
 [LOGO]                                    with investment objectives of


                          SAFETY - LIQUIDITY - INCOME

    Quest Cash Reserves (the "Fund") is a money market fund with five distinct Portfolios--the Primary Portfolio, the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio (the "Portfolios"). This prospectus pertains to the first three Portfolios; prospectuses pertaining to each of the California and New York Municipal Portfolios can be obtained by contacting Unified Management Corporation.

    Safety of principal is sought by investing in securities which are selected for their high quality, liquidity and stability of principal. A security at the time of purchase cannot have a maturity exceeding thirteen months, and the average weighted maturity of all securities in the Portfolio cannot exceed 90 days. Such a short average maturity enhances the ability of each Portfolio to provide both liquidity and stability of value to you and your fellow shareholders. WHILE EACH PORTFOLIO SEEKS TO MAINTAIN (AND HAS MAINTAINED) ITS SHARE PRICE AT $1.00, INVESTMENTS IN THE PORTFOLIOS ARE NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT A PORTFOLIO WILL MAINTAIN A CONSTANT PRICE OF $1.00 PER SHARE.

IS QUEST CASH RESERVES FOR YOU?

    The Fund is designed for individuals, institutions, advisors, custodians, charities, fiduciaries and corporations who can benefit from a fund seeking maximum current income--and who place value on an investment having safety of principal, liquidity, stability, simplicity, and convenience. The availability of five separate Portfolios provides you with the advantage of selecting a combination of investment characteristics particularly suitable to your needs. The three Portfolios described in this Prospectus compare to one another as follows:

Primary Portfolio     --         highest money market income; conservative investments
Government Portfolio  --         high money market income; very conservative investments
General Municipal     --         highest money market tax-exempt income; conservative investments
  Portfolio

                    MAJOR FEATURES AND SERVICES OF QUEST CASH RESERVES

No withdrawal fees or penalties               Same day funds for withdrawals
Daily dividends                               Withdrawals by check, telephone and mail
Low investment minimums                       Free checkwriting ($250 minimum per check)
 ($1,000 initial, $100 subsequent)

                              EXPENSE INFORMATION

    The expense summary format below was developed for use by all mutual funds to help investors understand the various direct costs and expenses related to a fund investment.

SHAREHOLDER TRANSACTION EXPENSES (FOR EACH PORTFOLIO)
    Sales Load Imposed on Purchases..............................  None
    Sales Load Imposed on Reinvested Dividends...................  None
    Redemption Fees..............................................  None

    ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE NET ASSETS)
                                                                                GENERAL
                                                   PRIMARY      GOVERNMENT     MUNICIPAL
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                 ------------  -------------  ------------
    Management fees............................      .41%           .49%          .49%
    12b-1 (Distribution Plan) expenses.........      .25%           .25%          .25%
    Other Expenses.............................      .25%           .23%          .26%
                                                      --
                                                                    ---           ---
    Total Operating Expenses...................      .91%           .97%         1.00%

    During the fiscal year ended November 30, 1994 the Advisor voluntarily waived part of its advisory fee with respect to the Government Portfolio and the General Municipal Portfolio in order to maintain a competitive yield. After giving effect to such waivers, the management fees for the Government Portfolio and the General Municipal Portfolio were .47% and .38% respectively and the total operating expenses were .95% and .90%, respectively. Such advisory fee waivers are voluntary and may be discontinued at any time, except that the Advisor has agreed to assume expenses of any Portfolio in excess of 1.00% in any fiscal year. Accordingly, the expenses listed for the General Municipal Portfolio have been restated to reflect the Advisor's agreement to assume expenses in excess of 1.00%. In addition, the expense information has been restated to reflect the reduction in the 12b-1 expenses for each Portfolio from
 .30% of average net assets to .25% of average net assets, effective March 31, 1995, and an increase in administrative expenses.

    The following table illustrates the expenses that an investor would pay on a hypothetical $1,000 investment in each of the Portfolios assuming a 5% annual return (cumulatively through the end of each time period). Neither the 5% return nor the estimated expenses should be considered an indication of actual or expected performance or expenses, both of which may vary.

                                                         1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                        ---------  ---------  ---------  ---------
Primary Portfolio.....................................  $   9.29     $29.02     $50.39    $111.96
Government Portfolio..................................      9.90      30.90      53.63     118.97
General Municipal Portfolio...........................     10.20      31.84      55.24     122.46

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

    The financial information presented below has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Statement of Additional Information ("SAI"). Investors should understand that all the following information should be read in conjunction with the financial statements and related notes thereto appearing in the SAI.

                                                                                                  DIVIDENDS AND
                                                    INCOME FROM                                   DISTRIBUTIONS
                                               INVESTMENT OPERATIONS             -----------------------------------------------
                                     ------------------------------------------  DIVIDENDS TO   DISTRIBUTIONS    DISTRIBUTIONS
                         NET ASSET                   NET REALIZED                SHAREHOLDERS         TO               TO
                          VALUE,          NET        GAIN (LOSS)    TOTAL FROM     FROM NET      SHAREHOLDERS     SHAREHOLDERS
                         BEGINNING    INVESTMENT     ON SECURITY    INVESTMENT    INVESTMENT      FROM OTHER        FROM NET
                         OF PERIOD      INCOME       TRANSACTIONS   OPERATIONS    OPERATIONS       SOURCES       REALIZED GAINS
PRIMARY PORTFOLIO

Year ended November 30,
1994..................   $   1.00     $   0.032      $  0.000 (1)    $   0.032      (0.032)      $  (0.000)(1)   $  (0.000)(1)
1993..................       1.00         0.024         0.000 (1)        0.024      (0.024)         (0.000)(1)      (0.000)(1)
1992..................       1.00         0.033         0.000 (1)        0.033      (0.033)            --           (0.000)(1)
1991..................       1.00         0.057        (0.000)(1)        0.057      (0.057)            --              --
December 13, 1989 (3)
to November 30,
1990..................       1.00         0.073(4)      0.000 (1)        0.073        (0.073)          --           (0.000)(1)


                                                                            RATIO TO AVERAGE
                                                                               NET ASSETS
                                                     NET ASSETS,  ------------------------------------
                         NET ASSET                     END OF            NET                NET
                        VALUE, END                     PERIOD         OPERATING          INVESTMENT
                         OF PERIOD   TOTAL RETURN*   (MILLIONS)        EXPENSES            INCOME
PRIMARY PORTFOLIO
Year ended November 30
1994..................   $  1.00          3.26%         $1,453.8        0.91%(2)           3.21%(2)
1993..................      1.00          2.44%          1,413.9        0.90%              2.41%
1992..................      1.00          3.38%          1,168.3        0.88%              3.34%
1991..................      1.00          5.89%          1,249.0        0.86%              5.74%
December 13, 1989 (3)
to November 30,
1990..................      1.00          7.80%(5)       1,244.2        0.87%(4,5)         7.47%(4,5)

(1) Less than $.0005 per share.

(2) Average net assets for the year ended November 30, 1994 were $1,485,963,121.

(3) Commencement of operations.

(4) Reflects a voluntary waiver of $.00004 per share in advisory fees. Had such waiver not occurred, the net operating expense and net investment income ratios would have been 0.88% and 7.46%, respectively.

(5) Annualized.


GOVERNMENT PORTFOLIO

Year ended November 30,
1994...............      $1.00    $0.031(1)  $0.000(2)       $0.031      $(0.031)   $(0.000)(2)       --       $1.00
1993...............       1.00     0.022        --            0.022       (0.022)    (0.000)(2)       --        1.00
1992...............       1.00     0.032(1)   0.000(2)        0.032       (0.032)       --        $(0.000)(2)   1.00
1991...............       1.00     0.055(1)     --            0.055       (0.055)       --            --        1.00
February 14, 1990 (4)
to November 30, 1990..    1.00     0.059(1)   0.000(2)        0.059       (0.059)       --         (0.000)(2)   1.00

Year ended November
1994...............       3.12%      $113.2     0.95%(1,3)    3.08%(1,3)
1993...............       2.26%       127.9     1.00%         2.24%
1992...............       3.24%       131.7     0.93%(1)      3.23%(1)
1991...............       5.69%       142.2     0.84%         5.62%(1)
February 14, 1990 (4)
(to November 30,
1990...............       7.67%(5)    150.1     0.67%(1,5)    7.34%(1,5)

(1) Reflects a voluntary waiver of $.0002, $.0002 and $.001 per share, respectively, in advisory fees and $.004 per share in advisory fees and reimbursement of other operating expenses, respectively, in effect during each period. Had such waivers and reimbursements not occurred, the ratio of net operating expenses would have been 0.97%, 0.94%, 0.92% and 1.19%, respectively and the ratio of net investment income would have been 3.06%, 3.22%, 5.54% and 6.82%, respectively.

(2) Less than $.0005 per share.

(3) Average net assets for the year ended November 30, 1994 were $128,148,811.

(4) Commencement of operations.

(5) Annualized.


GENERAL MUNICIPAL PORTFOLIO

Year ended November 30,
1994...............       $1.00    $0.020(1)   $0.000 (2)   $0.020      $(0.020)      --    --    $1.00
1993...............        1.00     0.017(1)   (0.000)(2)    0.017       (0.017)      --    --     1.00
1992...............        1.00     0.026(1)   (0.000)(2)    0.026       (0.026)      --    --     1.00
1991...............        1.00     0.042(1)    0.000 (2)    0.042       (0.042)      --    --     1.00

February 14, 1990 (4)
to November 30,
1990...............        1.00     0.042(1)   (0.000)(2)    0.042       (0.042)      --    --     1.00

Year ended November
1994...............        2.04%    $108.7      0.90%(1,3)   2.01%(1,3)
1993...............        1.74%     109.7      0.98%(1)     1.73%(1)
1992...............        2.66%     112.9      0.90%(1)     2.62%(1)
1991...............        4.24%     100.1      0.88%(1)     4.20%(1)
February 14, 1990 (4)
(to November 30,
1990...............        5.45%(5)  107.9      0.71%(1,5)     5.32%(1,5)

(1) Reflects a voluntary waiver of $.001, $.0003, $.001, $.001 and $.002 per share, respectively, in advisory fees in effect during each period. Had such waivers not occurred. the ratio of net operating expenses would have been 1.01%, 1.01%, 1.00%, 0.98% and 1.00%, respectively and the ratio of net investment income would have been 1.90%, 1.70%, 2.52%, 4.10% and 5.03%, respectively.

(2) Less than $.0005 per share.

(3) Average net assets for the year ended November 30, 1994 were $116,312,932.

(4) Commencement of operations.

(5) Annualized.

 *  Assumes reinvestment of all dividends and distributions.

                     QUEST CASH RESERVES--PRIMARY PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

    The Primary Portfolio's investment objectives are--in the following order of priority--safety of principal, liquidity, and maximum current income from money market securities to the extent consistent with the first two objectives. As a matter of fundamental policy, the Primary Portfolio pursues its objectives by maintaining a diversified portfolio of high quality money market securities of the types described in the succeeding section, all of which at the time of investment have remaining maturities of thirteen months or less. While the Portfolio may not change this policy or the other "fundamental investment policies" described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Primary Portfolio's objectives will be achieved.

MONEY MARKET SECURITIES

    The money market securities in which the Primary Portfolio invests are (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively "U.S. Government Securities"); (2) U.S. dollar-denominated certificates of deposit and bankers' acceptances of prime quality issued or guaranteed by, and interest-bearing time deposits maintained at, (a) U.S. banks or savings and loan associations having total assets of more than $1 billion and which are insured under the administration of the Federal Deposit Insurance Corporation ("FDIC"), (b) foreign branches of such U.S. institutions, and (c) U.S. or foreign branches of foreign banks having total assets of at least $1 billion; (3) domestic or foreign commercial paper of prime quality and participation interests in loans of equivalent quality extended by banks to such companies; and (4) repurchase agreements that are collateralized in full each day by U.S. Government Securities. For the purposes of this prospectus, prime quality shall mean the security (or the issuer for a comparable security) is rated in one of the two highest rating categories for short term debt obligations by any two of Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") or Thomson BankWatch, Inc., or by one of such rating agencies if only one rating agency has issued a rating with respect to the security, or, if not rated, judged by Quest for Value Advisors (the "Advisor") pursuant to criteria adopted by the Fund's Board of Directors to be of comparable quality.

    In further regard to items (2) and (3) above, investments by the Primary Portfolio which do not satisfy one of the following requirements are limited in the aggregate to 5% of the Portfolio's total assets in regard to issues and to 1% of total assets (or $1 million if greater) in regard to any one issuer of such issues: (i) issues rated in the highest category (or the issuer is so rated for a comparable security) by at least two of the above-listed rating agencies; or (ii) if rated only by one agency, rated in the highest category; or (iii) if unrated, determined by the Board of Directors to be of quality comparable to issues which qualify under (i) or (ii).

    Certificates of deposit represent the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are short-term collateralized credit instruments drawn on and evidencing the obligation of a bank to pay the value at maturity. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Participation interests are undivided beneficial interests in loans giving the purchaser the right to receive a pro rata share of a loan's cash flow. Repurchase agreements are contracts under which the buyer acquires a security subject to the obligation of the seller to repurchase at a fixed price, usually within one week. The Fund enters into such agreements only with

"primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities and with the Fund's Custodian. The Fund could experience a loss in the event of its failure to realize full value upon collateral liquidation required by a dealer's default. Though investments in obligations of foreign issuers may be higher yielding than those of domestic issuers, they may involve certain different risks such as exchange control regulations; limited availability of information about the issuer; differences in accounting, auditing and financial reporting standards and government regulation; the possibility of expropriation, nationalization or confiscatory taxation; political or social instability or diplomatic developments; and the differences between the economies of the United States and the applicable foreign country, even though the Fund's investments are limited to those in "developed countries." Each of these factors is carefully considered when investments are made, but the Fund does not limit the amount of its assets which can be invested in any particular type of eligible obligation or in any developed foreign country.

OTHER FUNDAMENTAL INVESTMENT POLICIES
    To maintain portfolio diversification and reduce investment risk, the Primary Portfolio may not (1) invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that under normal circumstances at least 25% of its total assets will be invested in bank obligations; (2) invest more than 5% of its total assets in the securities of any issuer (loan participations are considered obligations of both the lender and the borrower); (3) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments including participation interests and other instruments described above for which no secondary markets exist: (4) borrow money except from banks for extraordinary or emergency purposes in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (5) mortgage, pledge or hypothecate its assets except to secure such borrowings. Limitations (1) and (2) do not apply to U.S. Government Securities.

                   QUEST CASH RESERVES--GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVES AND PROCEDURES

    The Government Portfolio's investment objectives are--in the following order of priority-- safety of principal, liquidity, and maximum current income from money market securities to the extent consistent with the first two objectives. As a matter of fundamental policy, the Government Portfolio pursues its objectives by maintaining a diversified portfolio of high quality money market securities of the types described in the succeeding paragraph, all of which at the time of investment have remaining maturities of thirteen months or less. While the Portfolio may not change this policy or the "other fundamental investment policies" described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the Government Portfolio's objectives will be achieved.

MONEY MARKET SECURITIES

    The money market securities  in which the  Government Portfolio invests  are
(1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively "U.S. Government Securities"), including direct obligations of the United States Treasury such as Bills, Notes and Bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress such as the Federal Home Loan Banks, which have the right to borrow from the U.S. Treasury, and the Federal National Mortgage Association, the securities of which are solely dependent on the issuing instrumentality for repayment; and (2) repurchase agreements that are collateralized in full each day by the types of U.S. Government Securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities and with the Fund's Custodian.

OTHER FUNDAMENTAL INVESTMENT POLICIES

    To maintain portfolio diversification and reduce investment risk, the Government Portfolio may not (1) invest more than 5% of its total assets in repurchase agreements with any one vendor, although with respect to 25% of its total assets it may invest without regard to such limitation; (2) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (3) borrow money except from banks for extraordinary or emergency purposes in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (4) mortgage, pledge or hypothecate its assets except to secure such borrowings.

                QUEST CASH RESERVES--GENERAL MUNICIPAL PORTFOLIO

INVESTMENT OBJECTIVES AND POLICIES

    The General Municipal Portfolio's investment objectives are--in the following order of priority-- safety of principal, liquidity, and, to the extent consistent with these objectives, maximum current income from money market securities that is exempt from Federal income taxes. As a matter of fundamental policy, the General Municipal Portfolio pursues its objectives by maintaining a diversified portfolio of high-grade municipal securities of the types described in the succeeding section, all of which at the time of investment have remaining maturities of thirteen months or less and generate, in the opinion of bond counsel to the issuer, interest that is exempt from Federal income taxes. At least 80% of the Portfolio's total assets will be invested in such securities unless the Advisor has determined that it is in the best interest of the
Portfolio   to  assume  a  temporary  defensive  position  involving  a  greater commitment of assets to obligations generating taxable income. Normally, substantially all of the Portfolio's income will be exempt from Federal taxes, although it may be subject to state or local income taxes. While the Portfolio may not change this policy or the "other fundamental investment policies" described below without shareholder approval, it may, upon notice to shareholders but without such approval, change its other investment policies. As is true with all investment companies, there can be no assurance that the General Municipal Portfolio's objectives will be achieved.

    Under the current Internal Revenue Code (1) interest on tax-exempt municipal securities issued after August 7, 1986 and used to finance "private activities" (e.g., industrial development bonds) shall be treated as an item of tax preference for purposes of alternative minimum tax ("AMT") imposed on individuals and corporations, though for regular Federal income tax purposes such interest remains fully tax-exempt, and (2) interest on all tax-exempt obligations shall be included in "adjusted net book income" of corporations for AMT purposes. The General Municipal Portfolio may purchase "private activity" municipal securities without limitation, and therefore a substantial portion (and potentially all) of any distribution from the Portfolio may be treated as a tax preference item (with resulting tax) for those taxpayers subject to AMT. Investors who are already subject to AMT should consider whether an investment in the Portfolio is suitable for them. Investors are urged to consult their own tax advisors with respect to their own tax situations.

MUNICIPAL SECURITIES

    The municipal securities in which the General Municipal Portfolio invests are municipal notes, short-term municipal bonds, short-term discount notes, and participation interests in any of the foregoing. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of thirteen months or less. Examples include tax anticipation and revenue anticipation notes which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. States and local agencies or authorities issue lease obligations to acquire equipment and facilities.

    All of the General Municipal Portfolio's municipal securities at the time of purchase must be of prime quality, as previously defined. Securities must also meet credit standards applied by the Advisor.

    The General Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of domestic or foreign banks having total assets of more than $1 billion; the letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of the Portfolio's total assets.

    The  General Municipal  Portfolio also may  purchase tender  option bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities coupled with the tender option to trade at par on the date of such determination. Thus, after payment of the fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor, on behalf of the General Municipal Portfolio, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal security, of any custodian, and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities, and for other reasons. The Fund will consider as illiquid securities tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.

    Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Lease obligations and conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for government issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

    In addition, lease obligations may not have the depth of marketability associated with other municipal obligations, and as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the General Municipal Portfolio will consider such securities to be illiquid (the Portfolio may not invest more than 10% of its net assets in illiquid securities), the following guidelines have been established to determine the liquidity of a lease obligation. The factors to be considered in making the determination include: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

    The General Municipal Portfolio also may invest in forward commitments, which obligate the Portfolio to purchase securities, and stand-by commitments, which give the Portfolio the right to resell securities, from or to a dealer at a specified price. Such commitments, which may involve certain expenses and risks, are not expected to comprise a significant portion of the Portfolio's investments. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The underlying securities are subject to market fluctuations and no interest accrues prior to delivery of such securities.

TAXABLE INVESTMENTS

    The taxable investments in which the General Municipal Portfolio may invest include obligations of the U.S. Government and its agencies or instrumentalities; prime quality certificates of deposit and bankers' acceptances; prime quality commercial paper; and repurchase agreements collateralized at all times by such instruments.

OTHER FUNDAMENTAL INVESTMENT POLICIES

    To maintain Portfolio diversification and reduce investment risk, the General Municipal Portfolio may not (1) invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities whose interest is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer (except the U.S. Government) although with respect to 25% of its total assets it may invest without regard to such limitation; (3) invest more than 10% of its total assets in repurchase agreements not terminable within seven days (whether or not illiquid) or other illiquid investments; (4) borrow money except from banks for extraordinary or emergency purposes and in aggregate amounts not exceeding 15% of its total assets (and, when such borrowings exceed 5% of its total assets, make any further investments); and (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

                             ADDITIONAL INFORMATION

    ARRANGEMENTS FOR TELEPHONE REDEMPTIONS. If you wish to use the telephone redemption procedure, indicate this on your New Account Application and designate a bank and account number to receive the proceeds of your withdrawals. You also may choose to have the proceeds mailed to you in the form of check to the address of record on your account. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Unified with your signature guaranteed by an eligible guarantor, and designate a bank and account number to receive redemption proceeds. Eligible guarantors include member firms of a national securities exchange, banks, savings associations, and credit unions, as defined by the Federal Deposit Insurance Act. For joint accounts, all owners must sign and have their signatures guaranteed.

    INVESTMENTS MADE BY CHECK. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt and is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

    FORWARDING OF PROCEEDS FROM ANY REDEMPTION OF FUND SHARES PURCHASED BY CHECK MAY BE DELAYED ONLY UNTIL THE CHECK HAS CLEARED WHICH MAY NORMALLY TAKE UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE.

    AUTOMATED CLEARING HOUSE TRANSFERS. Fund shares can be purchased and redeemed by ACH electronic funds transfer between Unified and a bank. There are no charges to you for ACH transactions, either by the Fund or Unified. ACH transfers are completed approximately two business days following the placement of transfer orders.

    For your Fund account to be eligible for ACH transfers to and from your bank, you must complete Unified's ACH Authorization Form which can be obtained from our service representative by telephoning the number below. Direct deposits into your Fund account by ACH transfer can be used for part or all of recurring payments made to you by your employer (corporate, Federal, military, or other type) or by the Social Security Administration. Instructions to the sending parties are simple; call toll-free 800-UMC-FUND (800-862-3863) to obtain complete information from our service representative.

    TIMING OF INVESTMENTS AND REDEMPTIONS. The Fund has two transaction times each day, at 12:00 noon and 4:00 p.m. (New York time). New investments represented by Federal Funds or bank wire monies received by the Custodian prior to 12:00 noon are paid the full dividend for that day; such investments received after 12:00 noon do not begin to receive daily dividends until the next day. Redemption orders received prior to 12:00 noon are effected at 12:00 noon; the shares redeemed do not earn that day's dividend but the redemption proceeds are available that day. Redemption orders received after 12:00 noon are effected at 4:00 p.m.; the shares redeemed earn the daily dividend for that day and the redemption proceeds are remitted the next business day.

    MINIMUMS. The Fund has minimums of $1,000 for initial investments, $100 for subsequent investments, and $500 for account balances. These minimums do not apply to shareholder accounts maintained through brokerage firms or other financial institutions, as such financial intermediaries may maintain their own minimums for their customer's investments in the Fund. The Fund may impose service charges upon financial intermediaries to reflect the relatively higher costs of small accounts and small transactions; these intermediaries may in turn pass on such charges to affected accounts.

    A shareholder subject to the minimum account balance requirement must increase his or her account balance to at least $500 within sixty days after notice of a deficient balance has been mailed by the Fund, or the Fund may close the account and mail a check for the proceeds to the shareholder. The Fund intends at least once each six months to review its shareholder balances in regard to the $500 minimum and to send appropriate notices to shareholders with deficient accounts. The Fund imposes no minimums for redemptions by mail or for redemptions made on an account's behalf by brokerage firms or other financial institutions. However, such firms may have internal procedures that include minimums.

    SHARE PRICE. Shares are sold and redeemed on a continuing basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00, although this share price is not guaranteed. The net asset value is determined each business day at 4:00 p.m. (New York time). The net asset value per share is calculated by taking the sum of the value of investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Advisor, are accrued daily.

    DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Portfolio is determined each business day and is declared payable pro rata to shareholders of record as of 12:00 noon. Declared dividends are accrued and are automatically paid into shareholders' accounts on a monthly basis. As such additional reinvested shares earn subsequent dividends, a compounding growth of income occurs.

    Net income of the Portfolios consists of all accrued interest income on portfolio assets less the expenses applicable to that dividend period. All realized gains and losses are reflected in the net asset value and are not included in net investment income.

    Distributions to your account of tax-exempt interest income are not subject to Federal income tax (other than the alternative minimum tax described above), but may be subject to state or local income taxes. Distributions of taxable interest income, other investment income, and net short-term capital gains are taxed to you as ordinary income; state and local taxation of such distributions, if any, may be reduced in proportion to the percentage of income that derives from U.S. Government obligations. Distributions of net long-term capital gains would be taxable as long-term capital gains irrespective of the length of time you may have held your shares. Distributions of net short-term and long-term capital gains, if any, would be made annually. Each January, each Portfolio will send you tax information for the calendar year just ended stating the amounts and types of all its distributions, including the percentage of income derived from U.S. Government obligations, for the calendar year just ended.

    PERIODIC WITHDRAWALS. Without affecting your right to use any of the methods of redemption described on pages 8 and 9, by checking the appropriate boxes on the Application Form you may elect to participate additionally in the following plans without any separate charges. Under the INCOME DISTRIBUTION PLAN you receive monthly payments of all the income earned in your Fund account. Under the SYSTEMATIC WITHDRAWAL PLAN, you may request checks in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person.

    THE ADVISOR. The Fund retains Quest for Value Advisors (the "Advisor"), One World Financial Center, New York, New York, 10281, under an Advisory Agreement to provide investment advice and, in general, to supervise the Fund's business affairs and investment program, subject to the general control of the Directors of the Fund. The Advisor is a subsidiary of Oppenheimer Capital, one of the nation's largest independent investment managers, presently having in excess of $30 billion in assets under its supervision. The management fee rate for each Portfolio is at an annual rate of .50% on the first $100 million of average daily net assets, .45% on the next $200 million of average daily net assets, and
 .40% of average daily net assets in excess of $300 million, payable monthly.

    DISTRIBUTION PLAN. Under a Distribution Assistance and Administrative Services Plan (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio pays the Advisor monthly at an annual rate of .25 of 1% of the Portfolio's average daily net assets. Substantially all such monies are paid by the Advisor to broker-dealers, banks and other depository institutions, and other financial intermediaries for distribution assistance and administrative services provided to the Portfolio, with any remaining amounts being used to partially defray other expenses incurred by the Advisor in distributing shares. The Plan has been approved by the Board of Directors and by the Fund's shareholders. The Statement of Additional Information contains additional information about the Advisory Agreement and the Plan.

    EXPENSES--EXPENSE LIMITATION. Principal operating expenses of the Fund consist of the Advisor's fee, costs of the Plan, legal and accounting expenses, custodian fees, and transfer agent and other shareholder servicing costs. Shareholders pay no direct charges or fees for investment services. Each Portfolio's expenses are paid out of its gross investment income. The Advisor reimburses each Portfolio to the extent that the combined aggregate operating expenses of the Portfolio exceed 1% of its average daily net assets for any fiscal year.

    FUND ORGANIZATION. The Fund, which is an open-end investment company registered under the Investment Company Act of 1940, was organized as a Maryland corporation in series form in April 1989. The Fund's activities are supervised by its Board of Directors. Each share of a Portfolio is entitled to one vote; shares vote as a single series on matters that affect all Portfolios in substantially the same manner. The Fund does not intend to hold regular annual shareholder meetings. Directors are required to call a special meeting of a Portfolio's shareholders if owners of at least 10% of the Portfolio's outstanding shares so request in writing. The Fund may establish additional Portfolios which may have different investment objectives from those stated in this prospectus. The Fund issues shares only for full monetary consideration, and it does not issue share certificates.

    REPORTS. You will receive semi-annual and annual reports of the Portfolio in which you are invested as well as a summary statement of your account each month (each quarter if the account is inactive). To reduce expenses, only one copy of financial reports will be mailed to your household, even if you have more than one account. If you wish to receive additional copies of financial reports, please call 1-800-232-FUND. You can arrange for a copy of each of your account statements to be sent to other parties.

    YIELD DEFINITIONS. From time to time we may advertise yield, effective yield, and tax equivalent yield. Yield refers to income generated by an investment in a Portfolio over a seven day or other stated period, expressed as an annual percentage rate. EFFECTIVE YIELD of a Portfolio results from the compounding of periodically reinvested dividends. TAX-EQUIVALENT YIELD represents the amount of income subject to a particular tax rate which would have to be earned to give an investor an amount of income equal to tax-exempt income. In addition, reference in advertisements may be made to ratings and ratings among similar funds by independent evaluators, such as Lipper's Analytical Services, Inc. The performance of the Portfolios may be compared to recognized indices of market performance.

    CUSTODIAN AND TRANSFER AGENT. The custodian of the assets, transfer agent and shareholder servicing agent for the Fund is State Street Bank and Trust Company. Cash balances of the Fund with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such uninsured balances may at times be substantial.

    SHAREHOLDER SERVICING AGENT FOR CERTAIN SHAREHOLDERS. Unified Management Corporation (800-UMC-FUND(862-3863)) is the shareholder servicing agent for former shareholders of the AMA Family of Funds and clients of AMA Investment Advisers, Inc. who acquire shares of any Quest Fund, and for former shareholders of the Unified Funds and Liquid Green Trusts, accounts which participated or participate in a retirement plan for which Unified Investment Advisers, Inc. or an affiliate acts as custodian or trustee, accounts which have a Money Manager brokerage account, and other accounts for which Unified Management Corporation is the dealer of record.

                       PURCHASE AND REDEMPTION OF SHARES

OPENING ACCOUNTS--NEW INVESTMENTS

A.  WHEN FUNDS ARE SENT BY WIRE (the wire method permits immediate credit)

    1) Telephone Unified toll-free at 800-UMC-
       FUND (800-862-3863). A service representative will ask you for (a) the name of the account as you wish it to be registered, (b) the address of the account, (c) your taxpayer identification number (social security number for an individual) and (d) the name of the Portfolio in which you wish to invest. You will then be provided with a control number.

    2) Instruct your bank to wire Federal Funds
       (see minimums below) exactly as follows and precisely in the order presented:

   RECEIVING BANK INFORMATION:
    Fifth Third Bank (Cincinnati, OH)
    ABA#042000314

    BENEFICIARY INFORMATION:

    BNF=Quest Cash Reserves

        (SPECIFY PRIMARY, GOVERNMENT OR GENERAL MUNICIPAL PORTFOLIO)

    AC-71575485

    Other Beneficiary Information:

    OBI=Quest Cash Reserves

         Your account name                         as registered

         Your account number                       with the Fund

    There is a $1,000 minimum to open a new account, except that there is no minimum for opening Individual Retirement Accounts or other retirement plans.

    3)Mail a completed Application Form to:

      Unified Management Corp.
      P.O. Box 6110
      Indianapolis, IN 46206-6110

      FOR OTHER THAN U.S. POSTAL SERVICE MAIL:

      Unified Management Corp.
      429 North Pennsylvania Street
      Indianapolis, IN 46204

B.  WHEN FUNDS ARE SENT BY CHECK

    1) Complete the New Account Application

    2) Mail the completed Application along with your check, money order or Federal Reserve bank draft (see minimums under A(2) above) payable to the Quest Cash Reserves Portfolio you have selected, to the address in A(3) above.

C.  BY EXCHANGE

  1) BY MAIL--Send a written request to the address in A(3) above. Sign the request exactly as your name appears on the account registration. (For joint accounts, all owners must sign.) Be certain your request meets the minimum for a new account and that the amount remaining in the Fund from which you are exchanging also exceeds its minimum.

  2) BY TELEPHONE--Call Unified at 800-UMC-FUND (800-862-3863).

SUBSEQUENT INVESTMENTS (Purchases)

A.  INVESTMENTS BY WIRE (to obtain immediate credit)

    Instruct your bank to wire Federal Funds (minimum $1000) as in A(2) above.

B.  INVESTMENTS BY CHECK

    Mail your check, money order or Federal Reserve bank draft (minimum $100), payable to the appropriate Quest Portfolio, to the address in A(3) above, along with the remittance portion of your last account statement or letter of instruction. Include your account name, account number and Portfolio name on the front of your check, money order or draft.

C.  BY EXCHANGE

    Follow instructions under C, above. There is no minimum for systematic exchanges established for dollar cost averaging purposes.

WITHDRAWALS (Redemptions)

A.  WITHDRAWALS BY TELEPHONE

    (requires pre-arrangement; call 800-UMC-FUND (800-862-3863) for information)

    Telephone Unified toll-free at 800-UMC-FUND (800-862-3863) or at 317-634-3300 (not toll-free) and place your redemption request with the service representative. You may request that your redemption proceeds be sent via wire or ACH to your previously-designated bank account or that a check be mailed to you. Wires will be sent to your bank and checks will be mailed to you on the next Indiana business day following receipt of your request. Unified may charge a fee for wire redemptions. Monies sent via ACH take approximately two business days to reach your bank. You may be required to have your signature guaranteed. (See page 9.)

B.  WITHDRAWALS BY CHECKWRITING

    Under the Fund's Regular Checkwriting Service, you may write checks made payable to any payee in any amount of $250 or more. Under the Fund's Flexible Checkwriting Service checks may be made payable in any amount but there will be a charge of $15.00 for each book of 50 checks for an individual account or $50.00 for each book of 300 checks for a corporate account. Either checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. If your check-writing is associated with a brokerage account there is no change in the services made available to you.

    To establish the checkwriting service you must sign the Signature Card which accompanies the New Account Application. You will be sent a book of checks upon Unified's receipt of your completed Signature Card.

    Please do not use the checkwriting service to close out your Quest account, as the balance of your account will continue to increase via daily dividends until the check is presented for payment. Unified reserves the right to impose a charge for checks returned unpaid for insufficient funds or for checks on which you have placed a stop order.

C.  WITHDRAWALS BY MAIL

    Submit a written request for any amount to Unified at the address in A(3) above. Include your account name as registered and your account number. Sign the request exactly as your name appears on the registration. (For joint accounts, all owners must sign.) You may be required to have your signature guaranteed. (See page 9.)

 OBTAINING  AN APPLICATION FORM--ASSISTANCE  If your  account with  the  Fund is  to  be
 If you wish to obtain an Application Form,  maintained  through  a  brokerage  firm  or or if  you have  any questions  about  the  other  institution,  do  not  fill  out the
 Form, purchasing  shares,  or  other  Fund  Application  Form  or  the  Signature Card.
 procedures,  please  telephone  the   Fund  Instead, contact your account representative
 toll-free at 800-UMC-FUND (800-862-3863).   at such institution.   Institutions may
                                             charge a fee for providing such assistance.

[LOGO]

                                     YIELDS

Call the Fund toll-free at 800-232-FUND (800-232-3863). If you call from a touch-tone telephone, press 1 for Quest Call and then press the following sequence of keys:

Primary Portfolio             1          #          5          5          #
Government Portfolio          1          #          5          6          #
General Municipal Portfolio   1          #          5          7          #
California Municipal
Portfolio                     1          #          2          3          #
New York Municipal Portfolio  1          #          2          4          #

From non-touch-tone telephone, ask our shareholder service representative for yield information.

  Quest Cash Reserves (the "Fund") is an open-end money market fund investment company with five separate Portfolios. Though the Portfolios have the same investment objectives of safety of principal, liquidity and maximum current income, they may in the pursuit of these objectives invest in different types of money market securities or in different proportions of the same types of securities. This prospectus sets forth information about the Fund and its Primary, Government and General Municipal Portfolios that a prospective investor should know before investing. Please retain this prospectus for future reference.

  A Statement of Additional Information dated March 31, 1995 provides further discussion of certain areas in this prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by writing the Fund.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
CONTENTS                                                                    PAGE
Introduction.................................................................. 1
Expense Information........................................................... 2
Financial Highlights.......................................................... 3
Primary Portfolio............................................................. 4
Government Portfolio.......................................................... 5
General Municipal Portfolio................................................... 6
Additional Information........................................................ 8
Purchase and Redemption of Shares.............................................12
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QUEST CASH RESERVES

  - PRIMARY PORTFOLIO

  - GOVERNMENT PORTFOLIO

  - GENERAL MUNICIPAL PORTFOLIO

MARCH 31, 1995

PROSPECTUS

OFFERED THROUGH
UNIFIED MANAGEMENT CORPORATION
429 N. PENNSYLVANIA STREET
INDIANAPOLIS, IN 46204